                                PROMISSORY NOTE
                                 (this "Note")
                                        ----

U.S. $15,500,000.00                                   April 8, 1998 ("Date")

FOR VALUE RECEIVED, ERC INDUSTRIES, INC., a Delaware corporation ("Borrower"), promises to pay to the order of CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, formerly known as Texas Commerce Bank National Association ("Bank") on or before June 30, 1998, (the "Termination Date"), at its banking house at 712 Main Street, Houston, Harris County, Texas, or at such other location as Bank may designate, in lawful money of the United States of America, the lesser of: (i) the principal sum of FIFTEEN MILLION FIVE HUNDRED THOUSAND AND NO/100THS UNITED STATES DOLLARS (U.S. $15,500,000.00); or (ii) the aggregate unpaid principal amount of all loans made by Bank (each such loan being a "Loan"), which may be outstanding on the Termination Date. Each Loan shall be due and payable on the maturity date agreed to by Bank and Borrower with respect to such Loan (the "Maturity Date"). In no event shall any Maturity Date fall on a date after the Termination Date. Subject to the terms and conditions of this Note and the Letter Agreement, Borrower may borrow, repay and reborrow all or any part of the credit provided for herein at any time before the Termination Date, there being no limitation on the number of Loans made so long as the total unpaid principal amount at any time outstanding does not exceed the Maximum Loan Total. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Letter Agreement.

"Adjusted LIBOR Rate" means a per annum interest rate determined by Bank by dividing: (i) the LIBOR Rate by (ii) Statutory Reserves provided that Statutory Reserves is greater than zero, otherwise Adjusted LIBOR Rate means a per annum interest rate equal to the LIBOR Rate. "LIBOR Rate" means with respect to any LIBOR Loan for any Interest Period the interest rate determined by Bank by reference to the British Bankers' Association Interest Settlement Rates (as set forth by any service selected by Bank which has been nominated by the British Bankers' Association as an authorized information vender for the purpose of displaying such rates including but not limited to Bloomberg, Reuters or Telerate) to be the rate at approximately 11:00 a.m. London time, two Business Days prior to the commencement of such Interest Period for dollar deposits in an amount comparable to such LIBOR Loan with a maturity comparable to such Interest Period.

"Board" means the Board of Governors of the Federal Reserve System of the United States.

"Borrowing Date" means any Business Day on which Bank shall make or continue a Loan hereunder.

"Business Day" means a day: (i) on which Bank and commercial banks in New York City are generally open for business; and (ii) with respect to LIBOR Loans, on which dealings in United States Dollar deposits are carried out in the London interbank market.

"Highest Lawful Rate" means the maximum nonusurious rate of interest from time to time permitted by applicable law. If Texas law determines the Highest Lawful Rate, Bank has elected the "indicated" (weekly) ceiling as defined in the Texas Credit Code or any successor statute. Bank may from time to time, as to current and future balances, elect and implement any other ceiling under such Code and/or revise the index, formula or provisions of law used to compute the rate on this open-end account by notice to Borrower, if and to the extent permitted by, and in the manner provided in such Code.

"Interest Period" means the period commencing on the Borrowing Date and ending on the Maturity Date, consistent with the following provisions. The duration of each Interest Period shall be: (a) in the case of a Prime Rate Loan, a period of up to the Termination Date unless any portion thereof is converted to a LIBOR Loan hereunder; and (b) in the case of a LIBOR Loan, a period of up to one, two, three or six months; in each case as selected by Borrower and agreed to by Bank. Borrower's choice of Interest Period is subject to the following limitations:
(i) No Interest Period shall end on a date after the Termination Date; and (ii) If the last day of an Interest Period would be a day other than a Business Day, the Interest Period shall end on the next succeeding Business Day (unless the Interest Period relates to a LIBOR Loan and the next succeeding Business Day is in a different calendar month than the day on which the Interest Period would otherwise end, in which case the Interest Period shall end on the next preceding Business Day).

"Letter Agreement" means the Letter Agreement dated June 4, 1997 executed by the Borrower and the Bank, as amended by a First Amendment dated January 30, 1998 and as amended by a Second Amendment dated of even date herewith and as further amended from time to time.

"LIBOR Loan" means a Loan which bears interest at a rate determined by reference to the Adjusted LIBOR Rate.

"Loan Documents" means this Note, the Letter Agreement and any document or instrument evidencing, securing, guaranteeing or given in connection with this Note.

"Maximum Loan Total" means (a) the lesser of (i) $15,500,000.00 or (ii) the Borrowing Base less (b) L/C Obligations.

"Obligations" means all principal, interest and other amounts which are or become owing under this Note or any other Loan Document.

"Obligor" means Borrower and any guarantor, surety, co-signer, general partner or other person who may now or hereafter be obligated to pay all or any part of the Obligations.

"Prime Rate" means the rate determined from time to time by Bank as its prime rate. The Prime Rate shall change automatically from time to time without notice to Borrower or any other person. THE PRIME RATE IS A REFERENCE RATE AND MAY NOT BE BANK'S LOWEST RATE.

"Prime Rate Loan" means a Loan which bears interest at a rate determined by reference to the Prime Rate.

"Statutory Reserves" means the difference (expressed as a decimal) of the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency, or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which Bank is subject to, with respect to the LIBOR Rate, for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include, without limitation, those imposed under such Regulation D. LIBOR Loans shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any bank under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

  Loans may be either Prime Rate Loans or LIBOR Loans. Borrower shall pay interest on the unpaid principal amount of each Prime Rate Loan at a rate per annum equal to the lesser of: (i) the Prime Rate in effect from time to time minus three-quarters of one percent (3/4%) (the "Effective Prime Rate"); or (ii) the Highest Lawful Rate. Accrued interest on each Prime Rate Loan is due and payable on June 30, 1998, on the date of any conversion to a LIBOR Loan and on the Termination Date. Borrower shall pay interest on the unpaid principal amount of each LIBOR Loan for the Interest Period with respect thereto at a rate per annum equal to the lesser of: (i) the Adjusted LIBOR Rate plus one percent (1%) (the "Effective LIBOR Rate"); or (ii) the Highest Lawful Rate. Accrued interest on each LIBOR Loan is due on the last day of each Interest Period applicable thereto, and in the case of an Interest Period in excess of three months, on each day which occurs every three months after the initial date of such Interest Period, and on any prepayment (on the amount prepaid).

  If at any time the effective rate of interest which would otherwise be payable on any Loan evidenced by this Note exceeds the Highest Lawful Rate, the rate of interest to accrue on the unpaid principal balance of such Loan during all such times shall be limited to the Highest Lawful Rate, but any subsequent reductions in such interest rate shall not become effective to reduce such interest rate below the Highest Lawful Rate until the total amount of interest accrued on the unpaid principal balance of such Loan equals the total amount of interest which would have accrued if the Effective Prime Rate, or Effective LIBOR Rate, whichever is applicable, had at all times been in effect.

  Each LIBOR Loan shall be in an amount not less than $150,000.00 and an integral multiple of $50,000.00 in excess thereof. Each Prime Rate Loan shall be in an amount not less than $50,000.00 and an integral multiple of $50,000.00 in excess thereof. Interest with respect to Prime Rate Loans shall be computed on the basis of the actual number of days elapsed and a year comprised of: 365 (or 366 as the case may be) days. Interest with respect to LIBOR Loans shall be calculated on the basis of a 360 day year for the actual days elapsed, unless such calculation would result in a usurious interest rate, in which case such interest shall be calculated on the basis of a 365 or 366 day year, as the case may be.

  The unpaid principal balance of this Note at any time will be the total amounts advanced by Bank, less the amount of all payments or prepayments of principal. Absent manifest error, the records of Bank will be conclusive as to amounts owed. Loans shall be made on Borrower's irrevocable notice to Bank, given not later than 10:00 A.M. (Houston time) on, in the case of LIBOR Loans, the third Business Day prior to the proposed Borrowing Date or, in the case of Prime Rate Loans, the first Business Day prior to the proposed Borrowing Date. Each notice of a requested borrowing (a "Notice of Requested Borrowing") under this paragraph may be oral or written, and shall specify: (i) the requested amount; (ii) proposed Borrowing Date; (iii) whether the requested Loan is to be a Prime Rate Loan or LIBOR Loan; and (iv) Interest Period for the LIBOR Loan. If any Notice of Requested Borrowing shall be oral, Borrower shall deliver to Bank prior to the Borrowing Date a confirmatory written Notice of Requested Borrowing.


                               Page 1 of 3 Pages
                                                       Signed for Identification
                                                            By:_________________

Promissory Note
ERC Industries, Inc.
April 8, 1998 ("Date")


  Borrower may on any Business Day prepay the outstanding principal amount of any Prime Rate Loan, in whole or in part. Partial prepayments shall be in an aggregate principal amount of $50,000.00 or a greater integral multiple of $50,000.00. Borrower shall have no right to prepay any LIBOR Loan.

  Provided that no Event of Default has occurred and is continuing, Borrower may elect to continue all or any part of any LIBOR Loan beyond the expiration of the then current Interest Period relating thereto by providing Bank at least three Business Day's written or telecopy notice of such election, specifying the Loan or portion thereof to be continued and the Interest Period therefor and whether it is to be a Prime Rate Loan or LIBOR Loan provided that any continuation as a LIBOR Loan shall not be less than $150,000.00 and shall be in an integral multiple of $50,000.00. If an Event of Default shall have occurred and be continuing, the Borrower shall not have the option to elect to continue any such LIBOR Loan or to convert Prime Rate Loans into LIBOR Loans. Provided that no Event of Default has occurred and is continuing, Borrower may elect to convert any Prime Rate Loan at any time or from time to time to a LIBOR Loan by providing Bank at least three Business Day's written or telecopy notice of such election, specifying each Interest Period therefor. Any conversion of Prime Rate Loans shall not result in a borrowing of LIBOR Loans in an amount less than $150,000.00 and in integral multiples of $50,000.00.

  If at any time Bank determines in good faith (which determination shall be conclusive) that any change in any applicable law, rule or regulation or in the interpretation, application or administration thereof makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for Bank or its foreign branch or branches to maintain any LIBOR Loan by means of dollar deposits obtained in the London interbank market (any of the above being described as a "LIBOR Event"), then, at the option of Bank, the aggregate principal amount of all LIBOR Loans outstanding shall be prepaid; however the prepayment may be made at the sole option of the Bank with a Prime Rate Loan. Upon the occurrence of any LIBOR Event, and at any time thereafter so long as such LIBOR Event shall continue, the Bank may exercise its aforesaid option by giving written notice thereof to Borrower.

  If Bank determines after the date of this Note that any change in applicable laws, rules or regulations regarding capital adequacy, or any change in the interpretation or administration thereof by any appropriate governmental agency, or compliance with any request or directive to Bank regarding capital adequacy (whether or not having the force of law) of any such agency, increases the capital required to be maintained with respect to any Loan and therefore reduces the rate of return on Bank's capital below the level Bank could have achieved but for such change or compliance (taking into consideration Bank's policies with respect to capital adequacy), then Borrower will pay to Bank from time to time, within 15 days of Bank's request, any additional amount required to compensate Bank for such reduction. Bank will request any additional amount by delivering to Borrower a certificate of Bank setting forth the amount necessary to compensate Bank. The certificate will be conclusive and binding, absent manifest error. Bank may make any assumptions, and may use any allocations of costs and expenses and any averaging and attribution methods, which Bank in good faith finds reasonable.

  If any domestic or foreign law, treaty, rule or regulation (whether now in effect or hereinafter enacted or promulgated, including Regulation D of the Board) or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law): (a) changes, imposes, modifies, applies or deems applicable any reserve, special deposit or similar requirements in respect of any Loan or against assets of, deposits with or for the account of, or credit extended or committed by, Bank; or (b) imposes on Bank or the interbank eurocurrency deposit and transfer market or the market for domestic bank certificates or deposit any other condition affecting any such Loan; and the result of any of the foregoing is to impose a cost to Bank of agreeing to make, funding or maintaining any such Loan or to reduce the amount of any sum receivable by Bank in respect of any such Loan, then Bank may notify Borrower in writing of the happening of such event and Borrower shall upon demand pay to Bank such additional amounts as will compensate Bank for such costs as determined by Bank. Without prejudice to the survival of any other agreement of Borrower under this Note, the obligations of Borrower under this paragraph shall survive the termination of this Note.

  Borrower will indemnify Bank against, and reimburse Bank on demand for, any loss, cost or expense incurred or sustained by Bank (including without limitation any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by Bank to fund or maintain LIBOR Loans) as a result of: (a) any payment or prepayment (whether permitted by Bank or required hereunder or otherwise) of all or a portion of any LIBOR Loan on a day other than the Maturity Date of such Loan; (b) any payment or prepayment, whether required hereunder or otherwise, of any LIBOR Loan made after the delivery of a Notice of Requested Borrowing but before the applicable Borrowing Date if such payment or prepayment prevents the proposed Loan from becoming fully effective; or (c) the failure of any LIBOR Loan to be made by Bank due to any action or inaction of Borrower. Such funding losses and other costs and expenses shall be calculated and billed by Bank and such bill shall, as to the costs incurred, be conclusive absent manifest error.

  All past-due principal and interest on this Note, will, at Bank's option, bear interest at the Highest Lawful Rate, or if applicable law does not provide for a maximum nonusurious rate of interest, at a rate per annum equal to the Prime Rate plus five percent (5%).

  In addition to all principal and accrued interest on this Note, Borrower agrees to pay: (a) all reasonable costs and expenses incurred by Bank and all owners and holders of this Note in collecting this Note through probate, reorganization, bankruptcy or any other proceeding; and (b) reasonable attorney's fees if and when this Note is placed in the hands of an attorney for collection.

  Borrower and Bank intend to conform strictly to applicable usury laws. Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under this Note will never exceed the Highest Lawful Rate. If Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the contract or charge to conform to applicable law, and if excess interest has been received, Bank will either refund the excess to Borrower or credit the excess on the unpaid principal amount of this Note. All amounts constituting interest will be spread throughout the full term of this Note in determining whether interest exceeds lawful amounts.

  If any payment of interest or principal herein provided for is not paid when due, or if any Event of Default occurs under the terms of the Letter Agreement, then Bank may do any or all of the following: (i) cease making Loans hereunder;
(ii) declare the Obligations to be immediately due and payable, without notice of acceleration or of intention to accelerate, presentment and demand or protest or notice of any kind, all of which are hereby expressly waived; (iii) set off, in any order, against the Obligations any debt owing by Bank to any Obligor, including, but not limited to, any deposit account, which right is hereby granted by each Obligor to Bank; and (iv) exercise any and all other rights under the Loan Documents, at law, in equity or otherwise.

  No waiver of any default is a waiver of any other default. Bank's delay in exercising any right or power under any Loan Document is not a waiver of such right or power.

  Each Obligor severally waives notice, demand, presentment for payment, notice of nonpayment, notice of intent to accelerate, notice of acceleration, protest, notice of protest, and the filing of suit and diligence in collecting this Note and all other demands and notices, and consents and agrees that its liabilities and obligations will not be released or discharged by any or all of the following, whether with or without notice to it or any other Obligor, and whether before or after the stated maturity hereof: (i) extensions of the time of payment; (ii) renewals; (iii) acceptances of partial payments; (iv) releases or substitutions of any collateral or any Obligor; and (v) failure, if any, to perfect or maintain perfection of any security interest in any collateral. Each Obligor agrees that acceptance of any partial payment will not constitute a waiver and that waiver of any default will not constitute waiver of any prior or subsequent default.

                               Page 2 of 3 Pages

                                                       Signed for Identification
                                                            By:_________________

Promissory Note
ERC Industries, Inc.
April 8, 1998 ("Date")


  Where appropriate the neuter gender includes the feminine and the masculine and the singular number includes the plural number.

  Borrower represents and agrees that: all Loans evidenced by this Note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, or household use as such terms are used in Chapter One of the Texas Credit Code. Borrower represents and agrees that each of the following statements is true unless the box preceding that statement is checked and initialed by Borrower and Bank: (i) [ ]___________ ___________ No advances will be used primarily for agricultural purposes as such term is used in the Texas Credit Code. (ii) [ ]_____________ _____________ No advances will be used for the purpose of purchasing or carrying any margin stock as that term is defined in Regulation U of the Board. Notwithstanding anything contained herein or in any other Loan Document, if this is a consumer credit obligation (as defined or described in 12 C.F.R. 227, Regulation AA, promulgated by the Board), the security for this credit obligation will not extend to any non-possessory security interest in household goods (as defined in Regulation AA) other than a purchase money security interest, and no waiver of any notice contained herein or therein will extend to any waiver of notice prohibited by Regulation AA.

  Chapter 346 of the Texas Finance Code shall not apply to this Note or to any Loan evidenced by this Note.

  This Note is issued by the Borrower to evidence Loans outstanding from time to time not to exceed the Maximum Loan Total in the aggregate, pursuant to a $15,500,000.00 revolving line of credit (the "Revolving Line of Credit") extended by the Bank to the Borrower pursuant to the Letter Agreement. It is given in increase, extension and modification of that certain promissory note dated January 30, 1998 executed by Borrower and payable to the order of the Bank on or before May 25, 1998 in the principal amount of $13,000,000.00.

  This Note is governed by Texas law. If any provision of this Note is illegal or unenforceable, that illegality or unenforceability will not affect the remaining provisions of this Note. BORROWER AND BANK AGREE THAT THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY BORROWER OR BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST BORROWER MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. BANK MAY SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW AND MAY BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER PROPER JURISDICTIONS OR VENUES.

  For purposes of this Note, any assignee or subsequent holder of this Note will be considered the "Bank," and each successor to Borrower will be considered the "Borrower."

  Each Borrower and cosigner represents that if it is not a natural person, it is duly organized and validly existing and in good standing under the laws of the state of its incorporation or organization; has full power to own its properties and to carry on its business as now conducted; is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification desirable; and has not commenced any dissolution proceedings. Each Borrower and cosigner that is subject to the Texas Revised Partnership Act ("TRPA") agrees that Bank is not required to comply with Section 3.05(d) of the TRPA and agrees that Bank may proceed directly against one or more partners or their property without first seeking satisfaction from partnership property. Each Borrower and cosigner represents that if it conducts business under an assumed business or professional name it has properly filed Assumed Name Certificate(s) in the office(s) required by Chapter 36 of the Texas Business and Commerce Code. Each of the persons signing below as Borrower or cosigner represents that he/she has full requisite power and authority to execute and deliver this Note to Bank on behalf of the party for whom he/she signs and to bind such party to the terms and conditions of this Note and that this Note is enforceable against such party.

  NO COURSE OF DEALING BETWEEN BORROWER AND BANK, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT OR MODIFY ANY TERM OF THIS NOTE OR ANY OTHER LOAN DOCUMENT.

  THIS NOTE AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

  IN WITNESS WHEREOF, Borrower has executed this Note effective the day, month and year first aforesaid.


                              BORROWER:  ERC INDUSTRIES, INC.


                              By: ____________________________________
                              Name: __________________________________
                              Title: _________________________________

(Bank's signature is provided as its acknowledgment of the above as the final written agreement between the parties and as its agreement with each Borrower subject to TRPA that Bank is not required to comply with Section 3.05(d) of TRPA.)

CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, formerly known as
TEXAS COMMERCE BANK NATIONAL ASSOCIATION


By: ____________________________________
Name: __________________________________
Title: _________________________________

                               Page 3 of 3 Pages

                                   EXHIBIT A
                                PROMISSORY NOTE
                                 (this "Note")

U.S. $15,500,000.00                                   April 8, 1998 ("Date")

FOR VALUE RECEIVED, ERC INDUSTRIES, INC., a Delaware corporation ("Borrower"), promises to pay to the order of CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, formerly known as Texas Commerce Bank National Association ("Bank") on or before June 30, 1998, (the "Termination Date"), at its banking house at 712 Main Street, Houston, Harris County, Texas, or at such other location as Bank may designate, in lawful money of the United States of America, the lesser of: (i) the principal sum of FIFTEEN MILLION FIVE HUNDRED THOUSAND AND NO/100THS UNITED STATES DOLLARS (U.S. $15,500,000.00); or (ii) the aggregate unpaid principal amount of all loans made by Bank (each such loan being a "Loan"), which may be outstanding on the Termination Date. Each Loan shall be due and payable on the maturity date agreed to by Bank and Borrower with respect to such Loan (the "Maturity Date"). In no event shall any Maturity Date fall on a date after the Termination Date. Subject to the terms and conditions of this Note and the Letter Agreement, Borrower may borrow, repay and reborrow all or any part of the credit provided for herein at any time before the Termination Date, there being no limitation on the number of Loans made so long as the total unpaid principal amount at any time outstanding does not exceed the Maximum Loan Total. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Letter Agreement.

"Adjusted LIBOR Rate" means a per annum interest rate determined by Bank by dividing: (i) the LIBOR Rate by (ii) Statutory Reserves provided that Statutory Reserves is greater than zero, otherwise Adjusted LIBOR Rate means a per annum interest rate equal to the LIBOR Rate. "LIBOR Rate" means with respect to any LIBOR Loan for any Interest Period the interest rate determined by Bank by reference to the British Bankers' Association Interest Settlement Rates (as set forth by any service selected by Bank which has been nominated by the British Bankers' Association as an authorized information vender for the purpose of displaying such rates including but not limited to Bloomberg, Reuters or Telerate) to be the rate at approximately 11:00 a.m. London time, two Business Days prior to the commencement of such Interest Period for dollar deposits in an amount comparable to such LIBOR Loan with a maturity comparable to such Interest Period.

"Board" means the Board of Governors of the Federal Reserve System of the United States.

"Borrowing Date" means any Business Day on which Bank shall make or continue a Loan hereunder.

"Business Day" means a day: (i) on which Bank and commercial banks in New York City are generally open for business; and (ii) with respect to LIBOR Loans, on which dealings in United States Dollar deposits are carried out in the London interbank market.

"Highest Lawful Rate" means the maximum nonusurious rate of interest from time to time permitted by applicable law. If Texas law determines the Highest Lawful Rate, Bank has elected the "indicated" (weekly) ceiling as defined in the Texas Credit Code or any successor statute. Bank may from time to time, as to current and future balances, elect and implement any other ceiling under such Code and/or revise the index, formula or provisions of law used to compute the rate on this open-end account by notice to Borrower, if and to the extent permitted by, and in the manner provided in such Code.

"Interest Period" means the period commencing on the Borrowing Date and ending on the Maturity Date, consistent with the following provisions. The duration of each Interest Period shall be: (a) in the case of a Prime Rate Loan, a period of up to the Termination Date unless any portion thereof is converted to a LIBOR Loan hereunder; and (b) in the case of a LIBOR Loan, a period of up to one, two, three or six months; in each case as selected by Borrower and agreed to by Bank. Borrower's choice of Interest Period is subject to the following limitations:
(i) No Interest Period shall end on a date after the Termination Date; and (ii) If the last day of an Interest Period would be a day other than a Business Day, the Interest Period shall end on the next succeeding Business Day (unless the Interest Period relates to a LIBOR Loan and the next succeeding Business Day is in a different calendar month than the day on which the Interest Period would otherwise end, in which case the Interest Period shall end on the next preceding Business Day).

"Letter Agreement" means the Letter Agreement dated June 4, 1997 executed by the Borrower and the Bank, as amended by a First Amendment dated January 30, 1998 and as amended by a Second Amendment dated of even date herewith and as further amended from time to time.

"LIBOR Loan" means a Loan which bears interest at a rate determined by reference to the Adjusted LIBOR Rate.

"Loan Documents" means this Note, the Letter Agreement and any document or instrument evidencing, securing, guaranteeing or given in connection with this Note.

"Maximum Loan Total" means (a) the lesser of (i) $15,500,000.00 or (ii) the Borrowing Base less (b) L/C Obligations.

"Obligations" means all principal, interest and other amounts which are or become owing under this Note or any other Loan Document.

"Obligor" means Borrower and any guarantor, surety, co-signer, general partner or other person who may now or hereafter be obligated to pay all or any part of the Obligations.

"Prime Rate" means the rate determined from time to time by Bank as its prime rate. The Prime Rate shall change automatically from time to time without notice to Borrower or any other person. THE PRIME RATE IS A REFERENCE RATE AND MAY NOT BE BANK'S LOWEST RATE.

"Prime Rate Loan" means a Loan which bears interest at a rate determined by reference to the Prime Rate.

"Statutory Reserves" means the difference (expressed as a decimal) of the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency, or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which Bank is subject to, with respect to the LIBOR Rate, for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include, without limitation, those imposed under such Regulation D. LIBOR Loans shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any bank under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

  Loans may be either Prime Rate Loans or LIBOR Loans. Borrower shall pay interest on the unpaid principal amount of each Prime Rate Loan at a rate per annum equal to the lesser of: (i) the Prime Rate in effect from time to time minus three-quarters of one percent (3/4%) (the "Effective Prime Rate"); or (ii) the Highest Lawful Rate. Accrued interest on each Prime Rate Loan is due and payable on June 30, 1998, on the date of any conversion to a LIBOR Loan and on the Termination Date. Borrower shall pay interest on the unpaid principal amount of each LIBOR Loan for the Interest Period with respect thereto at a rate per annum equal to the lesser of: (i) the Adjusted LIBOR Rate plus one percent (1%) (the "Effective LIBOR Rate"); or (ii) the Highest Lawful Rate. Accrued interest on each LIBOR Loan is due on the last day of each Interest Period applicable thereto, and in the case of an Interest Period in excess of three months, on each day which occurs every three months after the initial date of such Interest Period, and on any prepayment (on the amount prepaid).

  If at any time the effective rate of interest which would otherwise be payable on any Loan evidenced by this Note exceeds the Highest Lawful Rate, the rate of interest to accrue on the unpaid principal balance of such Loan during all such times shall be limited to the Highest Lawful Rate, but any subsequent reductions in such interest rate shall not become effective to reduce such interest rate below the Highest Lawful Rate until the total amount of interest accrued on the unpaid principal balance of such Loan equals the total amount of interest which would have accrued if the Effective Prime Rate, or Effective LIBOR Rate, whichever is applicable, had at all times been in effect.

  Each LIBOR Loan shall be in an amount not less than $150,000.00 and an integral multiple of $50,000.00 in excess thereof. Each Prime Rate Loan shall be in an amount not less than $50,000.00 and an integral multiple of $50,000.00 in excess thereof. Interest with respect to Prime Rate Loans shall be computed on the basis of the actual number of days elapsed and a year comprised of: 365 (or 366 as the case may be) days. Interest with respect to LIBOR Loans shall be calculated on the basis of a 360 day year for the actual days elapsed, unless such calculation would result in a usurious interest rate, in which case such interest shall be calculated on the basis of a 365 or 366 day year, as the case may be.

  The unpaid principal balance of this Note at any time will be the total amounts advanced by Bank, less the amount of all payments or prepayments of principal. Absent manifest error, the records of Bank will be conclusive as to amounts owed. Loans shall be made on Borrower's irrevocable notice to Bank, given not later than 10:00 A.M. (Houston time) on, in the case of LIBOR Loans, the third Business Day prior to the proposed Borrowing Date or, in the case of Prime Rate Loans, the first Business Day prior to the proposed Borrowing Date. Each notice of a requested borrowing (a "Notice of Requested Borrowing") under this paragraph may be oral or written, and shall specify: (i) the requested amount; (ii) proposed Borrowing

                         EXHIBIT A   Page 1 of 3 Pages

                                                       Signed for Identification
                                                              By:_______________

Promissory Note
ERC Industries, Inc.
April 8, 1998 ("Date")


Date; (iii) whether the requested Loan is to be a Prime Rate Loan or LIBOR Loan; and (iv) Interest Period for the LIBOR Loan. If any Notice of Requested Borrowing shall be oral, Borrower shall deliver to Bank prior to the Borrowing Date a confirmatory written Notice of Requested Borrowing.

  Borrower may on any Business Day prepay the outstanding principal amount of any Prime Rate Loan, in whole or in part. Partial prepayments shall be in an aggregate principal amount of $50,000.00 or a greater integral multiple of $50,000.00. Borrower shall have no right to prepay any LIBOR Loan.

  Provided that no Event of Default has occurred and is continuing, Borrower may elect to continue all or any part of any LIBOR Loan beyond the expiration of the then current Interest Period relating thereto by providing Bank at least three Business Day's written or telecopy notice of such election, specifying the Loan or portion thereof to be continued and the Interest Period therefor and whether it is to be a Prime Rate Loan or LIBOR Loan provided that any continuation as a LIBOR Loan shall not be less than $150,000.00 and shall be in an integral multiple of $50,000.00. If an Event of Default shall have occurred and be continuing, the Borrower shall not have the option to elect to continue any such LIBOR Loan or to convert Prime Rate Loans into LIBOR Loans. Provided that no Event of Default has occurred and is continuing, Borrower may elect to convert any Prime Rate Loan at any time or from time to time to a LIBOR Loan by providing Bank at least three Business Day's written or telecopy notice of such election, specifying each Interest Period therefor. Any conversion of Prime Rate Loans shall not result in a borrowing of LIBOR Loans in an amount less than $150,000.00 and in integral multiples of $50,000.00.

  If at any time Bank determines in good faith (which determination shall be conclusive) that any change in any applicable law, rule or regulation or in the interpretation, application or administration thereof makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for Bank or its foreign branch or branches to maintain any LIBOR Loan by means of dollar deposits obtained in the London interbank market (any of the above being described as a "LIBOR Event"), then, at the option of Bank, the aggregate principal amount of all LIBOR Loans outstanding shall be prepaid; however the prepayment may be made at the sole option of the Bank with a Prime Rate Loan. Upon the occurrence of any LIBOR Event, and at any time thereafter so long as such LIBOR Event shall continue, the Bank may exercise its aforesaid option by giving written notice thereof to Borrower.

  If Bank determines after the date of this Note that any change in applicable laws, rules or regulations regarding capital adequacy, or any change in the interpretation or administration thereof by any appropriate governmental agency, or compliance with any request or directive to Bank regarding capital adequacy (whether or not having the force of law) of any such agency, increases the capital required to be maintained with respect to any Loan and therefore reduces the rate of return on Bank's capital below the level Bank could have achieved but for such change or compliance (taking into consideration Bank's policies with respect to capital adequacy), then Borrower will pay to Bank from time to time, within 15 days of Bank's request, any additional amount required to compensate Bank for such reduction. Bank will request any additional amount by delivering to Borrower a certificate of Bank setting forth the amount necessary to compensate Bank. The certificate will be conclusive and binding, absent manifest error. Bank may make any assumptions, and may use any allocations of costs and expenses and any averaging and attribution methods, which Bank in good faith finds reasonable.

  If any domestic or foreign law, treaty, rule or regulation (whether now in effect or hereinafter enacted or promulgated, including Regulation D of the Board) or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law): (a) changes, imposes, modifies, applies or deems applicable any reserve, special deposit or similar requirements in respect of any Loan or against assets of, deposits with or for the account of, or credit extended or committed by, Bank; or (b) imposes on Bank or the interbank eurocurrency deposit and transfer market or the market for domestic bank certificates or deposit any other condition affecting any such Loan; and the result of any of the foregoing is to impose a cost to Bank of agreeing to make, funding or maintaining any such Loan or to reduce the amount of any sum receivable by Bank in respect of any such Loan, then Bank may notify Borrower in writing of the happening of such event and Borrower shall upon demand pay to Bank such additional amounts as will compensate Bank for such costs as determined by Bank. Without prejudice to the survival of any other agreement of Borrower under this Note, the obligations of Borrower under this paragraph shall survive the termination of this Note.

  Borrower will indemnify Bank against, and reimburse Bank on demand for, any loss, cost or expense incurred or sustained by Bank (including without limitation any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by Bank to fund or maintain LIBOR Loans) as a result of: (a) any payment or prepayment (whether permitted by Bank or required hereunder or otherwise) of all or a portion of any LIBOR Loan on a day other than the Maturity Date of such Loan; (b) any payment or prepayment, whether required hereunder or otherwise, of any LIBOR Loan made after the delivery of a Notice of Requested Borrowing but before the applicable Borrowing Date if such payment or prepayment prevents the proposed Loan from becoming fully effective; or (c) the failure of any LIBOR Loan to be made by Bank due to any action or inaction of Borrower. Such funding losses and other costs and expenses shall be calculated and billed by Bank and such bill shall, as to the costs incurred, be conclusive absent manifest error.

  All past-due principal and interest on this Note, will, at Bank's option, bear interest at the Highest Lawful Rate, or if applicable law does not provide for a maximum nonusurious rate of interest, at a rate per annum equal to the Prime Rate plus five percent (5%).

  In addition to all principal and accrued interest on this Note, Borrower agrees to pay: (a) all reasonable costs and expenses incurred by Bank and all owners and holders of this Note in collecting this Note through probate, reorganization, bankruptcy or any other proceeding; and (b) reasonable attorney's fees if and when this Note is placed in the hands of an attorney for collection.

  Borrower and Bank intend to conform strictly to applicable usury laws. Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under this Note will never exceed the Highest Lawful Rate. If Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the contract or charge to conform to applicable law, and if excess interest has been received, Bank will either refund the excess to Borrower or credit the excess on the unpaid principal amount of this Note. All amounts constituting interest will be spread throughout the full term of this Note in determining whether interest exceeds lawful amounts.

  If any payment of interest or principal herein provided for is not paid when due, or if any Event of Default occurs under the terms of the Letter Agreement, then Bank may do any or all of the following: (i) cease making Loans hereunder;
(ii) declare the Obligations to be immediately due and payable, without notice of acceleration or of intention to accelerate, presentment and demand or protest or notice of any kind, all of which are hereby expressly waived; (iii) set off, in any order, against the Obligations any debt owing by Bank to any Obligor, including, but not limited to, any deposit account, which right is hereby granted by each Obligor to Bank; and (iv) exercise any and all other rights under the Loan Documents, at law, in equity or otherwise.

  No waiver of any default is a waiver of any other default. Bank's delay in exercising any right or power under any Loan Document is not a waiver of such right or power.

  Each Obligor severally waives notice, demand, presentment for payment, notice of nonpayment, notice of intent to accelerate, notice of acceleration, protest, notice of protest, and the filing of suit and diligence in collecting this Note and all other demands and notices, and consents and agrees that its liabilities and obligations will not be released or discharged by any or all of the following, whether with or without notice to it or any other Obligor, and whether before or after the stated maturity hereof: (i) extensions of the time of payment; (ii) renewals; (iii) acceptances of partial payments; (iv) releases or substitutions of any collateral or any Obligor; and (v) failure, if any, to perfect or maintain perfection of any security interest in any collateral. Each Obligor agrees that acceptance of any partial payment will not constitute a waiver and that waiver of any default will not constitute waiver of any prior or subsequent default.

                         EXHIBIT A   Page 2 of 3 Pages

                                                       Signed for Identification
                                                              By:_______________

Promissory Note
ERC Industries, Inc.
April 8, 1998 ("Date")


  Where appropriate the neuter gender includes the feminine and the masculine and the singular number includes the plural number.

  Borrower represents and agrees that: all Loans evidenced by this Note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, or household use as such terms are used in Chapter One of the Texas Credit Code. Borrower represents and agrees that each of the following statements is true unless the box preceding that statement is checked and initialed by Borrower and Bank: (i) [ ]___________ ___________ No advances will be used primarily for agricultural purposes as such term is used in the Texas Credit Code. (ii) [ ]_____________ _____________ No advances will be used for the purpose of purchasing or carrying any margin stock as that term is defined in Regulation U of the Board. Notwithstanding anything contained herein or in any other Loan Document, if this is a consumer credit obligation (as defined or described in 12 C.F.R. 227, Regulation AA, promulgated by the Board), the security for this credit obligation will not extend to any non-possessory security interest in household goods (as defined in Regulation AA) other than a purchase money security interest, and no waiver of any notice contained herein or therein will extend to any waiver of notice prohibited by Regulation AA.

  Chapter 346 of the Texas Finance Code shall not apply to this Note or to any Loan evidenced by this Note.

  This Note is issued by the Borrower to evidence Loans outstanding from time to time not to exceed the Maximum Loan Total in the aggregate, pursuant to a $15,500,000.00 revolving line of credit (the "Revolving Line of Credit") extended by the Bank to the Borrower pursuant to the Letter Agreement. It is given in increase, extension and modification of that certain promissory note dated January 30, 1998 executed by Borrower and payable to the order of the Bank on or before May 25, 1998 in the principal amount of $13,000,000.00.

  This Note is governed by Texas law. If any provision of this Note is illegal or unenforceable, that illegality or unenforceability will not affect the remaining provisions of this Note. BORROWER AND BANK AGREE THAT THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY BORROWER OR BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST BORROWER MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. BANK MAY SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW AND MAY BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER PROPER JURISDICTIONS OR VENUES.

  For purposes of this Note, any assignee or subsequent holder of this Note will be considered the "Bank," and each successor to Borrower will be considered the "Borrower."

  Each Borrower and cosigner represents that if it is not a natural person, it is duly organized and validly existing and in good standing under the laws of the state of its incorporation or organization; has full power to own its properties and to carry on its business as now conducted; is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification desirable; and has not commenced any dissolution proceedings. Each Borrower and cosigner that is subject to the Texas Revised Partnership Act ("TRPA") agrees that Bank is not required to comply with Section 3.05(d) of the TRPA and agrees that Bank may proceed directly against one or more partners or their property without first seeking satisfaction from partnership property. Each Borrower and cosigner represents that if it conducts business under an assumed business or professional name it has properly filed Assumed Name Certificate(s) in the office(s) required by Chapter 36 of the Texas Business and Commerce Code. Each of the persons signing below as Borrower or cosigner represents that he/she has full requisite power and authority to execute and deliver this Note to Bank on behalf of the party for whom he/she signs and to bind such party to the terms and conditions of this Note and that this Note is enforceable against such party.

  NO COURSE OF DEALING BETWEEN BORROWER AND BANK, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT OR MODIFY ANY TERM OF THIS NOTE OR ANY OTHER LOAN DOCUMENT.

  THIS NOTE AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

  IN WITNESS WHEREOF, Borrower has executed this Note effective the day, month and year first aforesaid.


                              BORROWER:  ERC INDUSTRIES, INC.


                              By: ______________________________________
                              Name: ____________________________________
                              Title: ___________________________________

(Bank's signature is provided as its acknowledgment of the above as the final written agreement between the parties and as its agreement with each Borrower subject to TRPA that Bank is not required to comply with Section 3.05(d) of TRPA.)

CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, formerly known as
TEXAS COMMERCE BANK NATIONAL ASSOCIATION


By: ______________________________________
Name: ____________________________________
Title: ___________________________________


                         EXHIBIT A   Page 3 of 3 Pages

                      SECOND AMENDMENT TO LETTER AGREEMENT


THIS SECOND AMENDMENT TO LETTER AGREEMENT (this "Amendment") dated effective as of April 8, 1998 (the "Effective Date"), is by and between ERC INDUSTRIES, INC. ("Borrower"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, formerly known as Texas Commerce Bank National Association, ("Bank").

PRELIMINARY STATEMENT. Bank and Borrower have entered into a Letter Agreement dated as of June 4, 1997 as amended by First Amendment to Letter Agreement dated effective as of January 30, 1998 ("Letter Agreement"). All capitalized terms defined in the Letter Agreement and not otherwise defined herein shall have the same meanings herein as in the Letter Agreement. Bank and Borrower have agreed to amend the Letter Agreement to the extent set forth herein in order to increase the Revolving Line of Credit from $13,000,000.00 to $15,500,000.00.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Bank and Borrower hereby agree as follows:

1. Revolving Line of Credit. Section 1.1 of the Letter Agreement is amended by substituting the following for the Section 1.1 of the Letter Agreement:

     "Section 1.1  REVOLVING LINE OF CREDIT

     A. Advances: The Bank agrees to make advances (an "Advance" or "Advances") to Borrower, upon request of Borrower from time to time from the Effective Date to but not including June 30, 1998 not to exceed at any one time outstanding the lesser of the Borrowing Base or $15,500,000.00, Borrower having the right to borrow, repay and reborrow. Advances shall be used for the purpose of meeting the working capital requirements and general corporate purposes of Borrower. Advances shall be evidenced by, and made as provided in a promissory note of even date herewith executed by Borrower and delivered to Bank ("Note"), a copy of which is attached hereto as Exhibit "A" and made a part hereof for all purposes (the "Note" as used in this Agreement, shall include without limitation, any and all renewals, extensions, modifications, rearrangements, replacements thereof and substitutions therefor).

     B. Letters of Credit: The Bank agrees to issue standby and commercial letters of credit (an "L/C" or "L/Cs") from time to time, from the Effective Date to but not including June 30, 1998, for the account of Borrower and in favor of such person or persons as may be designated by Borrower. Each L/C shall have an expiration date of no later than June 30, 1999. The Borrower shall reimburse the Bank immediately upon demand for any drawings made under an L/C. Prior to June 30, 1998, the Borrower may request an Advance under the Note, and the Bank is hereby authorized to make such an Advance without notice to the Borrower, to pay any drawing under any L/C.

     C. Maximum Amount: The maximum amount which will be available to Borrower under the Revolving Line of Credit is the lesser of the Borrowing Base or $15,500,000.00 ("Maximum Amount"), which in determining whether any amounts are available under the Revolving Line of Credit, Bank will deduct from the Maximum Amount, the amount of all unpaid Advances (the outstanding principal balance on the Note) and all L/C Obligations. The term "L/C Obligations" shall mean the face amount of all L/Cs issued and outstanding plus any unreimbursed drawings under the L/Cs plus any other amounts owing to Bank under or in respect of any L/C or Application (as hereinafter defined). Borrower and Bank agree that the following outstanding L/Cs shall be deemed made under and subject to the terms of this Agreement.

                        VALUE      EXPIR.
          NUMBER         DATE       DATE       AMOUNT
          ----------   --------   --------   -----------
          I464024      08/12/96   05/09/97    $10,000.00
          I460191      03/05/96   08/30/96     10,000.00
          I464760      09/16/96   09/30/98      1,648.00
          I465275      10/04/96   08/15/97     6,000.00"

2. Section 1.6 of the Letter Agreement is amended by substituting the following for the Section 1.6 of the Letter Agreement:

     "Section 1.6 MATURITY: The Revolving Line of Credit shall expire: (i) on June 30, 1998; or (ii) such earlier date resulting from acceleration as defined in Section 5. hereof."

3. Exhibit A and Exhibit B of the Letter Agreement are hereby amended by replacing the existing Exhibit A and Exhibit B with the Exhibit A and Exhibit B attached hereto and hereby incorporated into this Amendment and the Letter Agreement for all purposes.

4. Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Letter Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

5. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below, and the term "Agreement" as used in the Letter Agreement shall also refer to the Letter Agreement as amended by this Amendment.

                               Page 1 of 2 Pages

Second Amendment to Letter Agreement
ERC INDUSTRIES, INC.
April 8, 1998


6. Borrower further acknowledges that each of the other Loan Documents, including the Security Agreement, is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Letter Agreement is amended by this Amendment.

7. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

8. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

9. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

                  BORROWER:           ERC INDUSTRIES, INC.


                                      By: _____________________________
                                      Name: ___________________________
                                      Title: __________________________


                 BANK: CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, FORMERLY KNOWN AS
                                      TEXAS COMMERCE BANK NATIONAL ASSOCIATION


                                      By: _____________________________
                                      Name: ___________________________
                                      Title: __________________________


                               Page 2 of 2 Page

                                   EXHIBIT B
                             BORROWING BASE REPORT
                            ACCOUNTS AND INVENTORY

Borrowing Base Report for Period Beginning: ____________________ AND ENDING ____________________ ("CURRENT PERIOD") REQUIRED BY THE LETTER AGREEMENT DATED JUNE 4, 1997 (AS AMENDED, RESTATED, AND SUPPLEMENTED FROM TIME TO TIME, THE "AGREEMENT") BY AND BETWEEN ERC INDUSTRIES, INC. AND CHASE BANK OF TEXAS, NATIONAL ASSOCIATION FORMERLY KNOWN AS TEXAS COMMERCE BANK NATIONAL ASSOCIATION

--------------------------------------------------------------------------------
THE BORROWING BASE REPORT MUST BE SUBMITTED TO BANK WITHIN 30 DAYS OF THE LAST DAY OF EACH CALENDAR MONTH BORROWER MUST PROVIDE ALONG WITH THE BORROWING BASE
REPORT:  AN ACCOUNTS RECEIVABLE AGINGS AND LISTING.
--------------------------------------------------------------------------------

Line  1.  Total Accounts as of the end of the Current Period                                        $_________________
          INELIGIBLE ACCOUNTS AS OF THE END OF THE CURRENT PERIOD:
      2.  That portion (e.g., invoice) of all of the Accounts
          of any Account Debtor where the Account is more than
          90 days from invoice date                                         $__________________
      3.  All of the Accounts, not already included in Line 2,
          of any Account Debtor if 20% of the dollar amount of all
          of the Accounts of such Account Debtor are more than
          90 days from invoice date                                         $__________________
      4.  That portion of all of the Accounts of any Account
          Debtor which exceeds 10% of the dollar amount of the
          total of all Accounts for all Account Debtors for
          the Current Period (Line 1)                                       $__________________
      5.  Intercompany and Affiliate Accounts                               $__________________
      6.  Government Accounts [GOVERNMENT ACCOUNTS MEANS
          RECEIVABLES OWED BY THE U.S. GOVERNMENT OR BY THE
          GOVERNMENT OF ANY STATE, COUNTY, MUNICIPALITY, OR
          OTHER POLITICAL SUBDIVISION AS TO WHICH BANK'S
          SECURITY INTEREST OR ABILITY TO OBTAIN DIRECT PAYMENT
          OF THE PROCEEDS IS GOVERNED BY ANY FEDERAL OR STATE
          STATUTORY REQUIREMENTS OTHER THAN THOSE OF THE UNIFORM
          COMMERCIAL CODE, INCLUDING, WITHOUT LIMITATION,
          THE FEDERAL ASSIGNMENT OF CLAIMS ACT OF 1940,
          AS AMENDED.]                                                      $__________________
      7.  Foreign Accounts (unless secured by a letter
          of credit issued by a bank satisfactory to the Bank, covered
          by Eximbank insurance or otherwise approved by Bank)              $__________________
      8.  Accounts subject to any dispute or setoff or contra account       $__________________
      9.  Other Ineligible Accounts                                         $__________________
      10. Total Ineligible Accounts for the Current Period                                          $__________________
          (Add Lines 2 through 9)
      11. Total Eligible Accounts for the Current Period                                            $__________________
          (Line 1 - Line 10)
      12. Multiplied by: Accounts Advance Factor                                                                    80%
      13. Equals:  ACCOUNTS COMPONENT OF BORROWING BASE                                             $__________________
      14. Total Inventory as of the end of the Current Period                                       $__________________
      INELIGIBLE INVENTORY AS OF THE END OF THE CURRENT PERIOD:
      15. Work in Process                                                   $__________________
      16. Private label                                                     $__________________
      17. Obsolete                                                          $__________________
      18. Returned/damaged                                                  $__________________
      19. Consigned/unowned                                                 $__________________
      20. Subject to Purchase Money Security Interest                       $__________________
      21. Slow moving                                                       $__________________
      22. Other Ineligible Inventory                                        $__________________
      23. Total Ineligible Inventory as of the end of the
          Current Period (Lines 15 + 16 + 17 + 18 + 19 + 20 + 21 + 22)                              $__________________
      24. Total Eligible Inventory as of the end of the
          Current Period (Line 14 - Line 23)                                                        $__________________
      25. Multiplied by: Inventory Advance Factor                                                                   50%
      26. Equals:  INVENTORY COMPONENT OF BORROWING BASE                                            $__________________
          (Not to exceed 50% of the Borrowing Base)
      27. Total BORROWING BASE (not to exceed $15,500,000.00) as of
          the end of the Current Period (Line 13 + Line 26)                                         $__________________
      28. Less:  Aggregate principal amount outstanding under
          the Note as of the end of the Current Period                      $__________________
      29. Less:  Outstanding L/C Obligations as of the end of the
          Current Period                                                    $__________________
      30. Total Outstandings (Line 28 + Line 29)                                                    $__________________
      31. Equals:  Amount available for borrowing subject to the terms of
          the Agreement, if positive; or amount due, if negative                                    $__________________

The terms "ACCOUNTS" and "INVENTORY" have the respective meanings as set forth in the Texas Business and Commerce Code in effect as of the date of the Agreement. Inventory shall be valued at the lesser of: (a) market value; and
(b) cost. "OTHER INELIGIBLE ACCOUNTS" mean all such Accounts of Borrower that are not subject to a first and prior Lien in favor of Bank, those Accounts that are subject to any Lien not in favor of Bank and those Accounts of Borrower as shall be deemed from time to time to be, in the sole judgment of Bank, ineligible for purposes of determining the Borrowing Base. "OTHER INELIGIBLE INVENTORY" means that Inventory of Borrower that is not subject to a first and prior Lien in favor of Bank, that Inventory that is subject to any Lien not in favor of Bank and that Inventory of Borrower as shall be deemed from time to time to be in the sole judgment of Bank, ineligible for purposes of determining the Borrowing Base. All other terms not defined herein shall have the respective meanings as in the Agreement.

Borrower certifies that the above information and computations are true, correct, complete and not misleading as of the date hereof.

Borrower:     ERC INDUSTRIES, INC.

By: ____________________________________________________________________
Name: __________________________________________________________________
Title: _________________________________________________________________
Address: _______________________________________________________________
Date: __________________________________________________________________

                          EXHIBIT B  Page 1 of 1 Page